Debt	24 Months Ended
Oct. 31, 2012
Debt

9. Debt

(in millions)	2012	2011
Manufacturing operations
Senior Secured Term Loan Credit Facility, due 2014, net of unamortized discount of $9	$991	$—
8.25% Senior Notes, due 2021, net of unamortized discount of $28 and $33, respectively	872	967
3.0% Senior Subordinated Convertible Notes, due 2014, net of unamortized discount of $50 and $73, respectively	520	497
Debt of majority-owned dealerships	60	94
Financing arrangements and capital lease obligations	140	118
Loan Agreement related to 6.5% Tax Exempt Bonds, due 2040	225	225
Promissory Note	30	40
Other	67	39

Total manufacturing operations debt	2,905	1,980
Less: Current portion	172	99

Net long-term manufacturing operations debt	$2,733	$1,881

Financial Services operations:
Asset-backed debt issued by consolidated SPEs, at fixed and variable rates, due serially through 2019	$994	$1,664
Bank revolvers, at fixed and variable rates, due dates from 2013 through 2019	763	1,072
Commercial paper, at variable rates, due serially through 2013	31	70
Borrowings secured by operating and finance leases, at various rates, due serially through 2017	78	70

Total financial services operations debt	1,866	2,876
Less: Current portion	1,033	1,280

Net long-term financial services operations debt	$833	$1,596

Manufacturing Operations

Senior Secured Term Loan Credit Facility

In August 2012, NIC and Navistar, Inc. signed a definitive credit agreement relating to a senior secured, term loan credit facility in an aggregate principal amount of $1 billion (the “Term Loan Credit Facility”). The maturity date of the Term Loan Credit Facility is July 16, 2014, provided that if, prior to such date, in accordance with the terms of the Company’s 3.0% Senior Subordinated Convertible Notes indenture (the “Convertible Notes”), either (i) the Convertible Notes (other than Convertible Notes in an aggregate principal amount not exceeding $100 million) shall have been redeemed or repurchased and canceled or defeased and, pursuant to the terms of the Convertible Notes indenture, shall have ceased to be outstanding, or (ii) the Company shall have irrevocably deposited with the Trustee (as defined in the Convertible Notes indenture) in trust for payment to the Holders (as defined in the Convertible Notes indenture), or irrevocably delivered to such Holders, as applicable, cash funds and/or (in the case of conversion) shares of Common Stock (as defined in the Convertible Notes indenture) sufficient to pay all amounts due or deliverable on all Convertible Notes (other than Convertible Notes in an aggregate principal amount not exceeding $100 million), then the Term Loan Credit Facility will mature on August 17, 2017.

The Term Loan Credit Facility is secured by a first priority security interest in certain assets of NIC, Navistar, Inc., and fifteen of its direct and indirect subsidiaries, and contains customary provisions for financings of this type, including, without limitation, representations and warranties, affirmative and negative covenants and events of default. Generally, if an event of default occurs and is not cured within any specified grace period, the administrative agent, at the request of (or with the consent of) the lenders holding not less than a majority in principal amount of the outstanding term loans, may declare the term loan to be due and payable immediately. Borrowings under the Term Loan Credit Facility accrue interest at a rate equal to a base rate plus a spread of 450 basis points or a Eurodollar rate plus a spread of 550 basis points with a LIBOR floor of 150 basis points.

In August 2012, Navistar, Inc. borrowed an aggregate principal amount of $1 billion under the Term Loan Credit Facility. A portion of the proceeds were used to repay all outstanding loans under Navistar, Inc.’s existing five-year inventory secured, asset-based revolving senior line of credit facility entered into in October 2011 (the “Asset-Based Credit Facility”) and to pay certain fees and expenses incurred in connection with the Term Loan Credit Facility. The Term Loan Credit Facility agreement requires quarterly amortization payments of $2.5 million, with the balance due at maturity.

Senior Notes

In October 2009, we completed the sale of $1 billion aggregate principal amount of our 8.25% Senior Notes due 2021 (the “Senior Notes”). Interest is payable on May 1 and November 1 of each year until the maturity date of November 1, 2021. The Company received net proceeds of approximately $947 million, net of offering discount of $37 million and underwriter fees of $16 million. The discount and debt issue costs are being amortized to Interest expense over the life of the Senior Notes for an effective rate of 8.96%, and the debt issue costs are recorded in Other noncurrent assets. The proceeds, in conjunction with the proceeds of the concurrent 3.00% Senior Subordinated Convertible Notes due 2014 (the “Convertible Notes”) discussed below, were used to repay all amounts outstanding under the prior $1.5 billion 5-year term loan facility and synthetic revolving facility, as well as certain fees incurred in connection therewith. The Senior Notes are senior unsecured obligations of the Company.

The Senior Notes contain an optional redemption feature allowing the Company at any time prior to November 1, 2012 to redeem up to 35% of the aggregate principal amount of the notes using proceeds of certain public equity offerings at a redemption price of 108.25% of the principal amount of the notes, plus accrued and unpaid interest, if any. On or after November 1, 2014, the Company can redeem all or part of the Senior Notes during the twelve-month period beginning on November 1, 2014, 2015, 2016, 2017, and thereafter at a redemption price equal to 104.125%, 102.75%, 101.375%, and 100%, respectively, of the principal amount of the notes redeemed.

In addition, not more than once during each twelve-month period ending on November 1, 2010, 2011, 2012, 2013, and 2014, the Company may redeem up to $50 million in principal amount of the notes in each such twelve-month period, at a redemption price equal to 103% of the principal amount of the notes redeemed, plus accrued and unpaid interest, if any. The Company exercised this early redemption feature for a total principal amount of $100 million, by redeeming $50 million of Senior Notes on November 1, 2011 and an additional $50 million of Senior Notes on November 2, 2011. In the first quarter of 2012, the Company recorded $8 million of charges, relating to the early redemption premium and write-off of related discount and debt issuance costs.

The Company may also redeem the Senior Notes at its election in whole or part at any time prior to November 1, 2014 at a redemption price equal to 100% of the principal amount thereof plus the applicable premium, plus accrued and unpaid interest, to the redemption date. The applicable premium is defined as the greater of: 1% of the principal amount and the excess, if any, of (i) the present value as of such date of redemption of (A) the redemption price of such note on November 1, 2014, plus (B) all required interest payments due on such note through November 1, 2014, computed using a discount rate equal to the Treasury Rate (as defined in the debt agreement), plus 50 basis points over (ii) the then-outstanding principal of such note.

Senior Subordinated Convertible Notes

In October 2009, we also completed the sale of $570 million aggregate principal amount of our Convertible Notes, including over-allotment options. Interest is payable on April 15 and October 15 of each year until the maturity date of October 15, 2014. The Company received net proceeds of approximately $553 million, net of $17 million of underwriter fees. The debt issue costs are recorded in Other noncurrent assets and are being amortized to Interest expense over the life of the Convertible Notes. The Convertible Notes are senior subordinated unsecured obligations of the Company.

Holders may convert the Convertible Notes into common stock of the Company at any time on or after April 15, 2014. Holders may also convert the Convertible Notes at their option prior to April 15, 2014, under the following circumstances: (i) during any fiscal quarter commencing after January 31, 2010, if the last reported sale price of the common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the preceding fiscal quarter is greater than or equal to 130% of the applicable conversion price on each such trading day; (ii) during the five business day period after any five consecutive trading day period (the “Measurement Period”) in which the trading price per $1,000 principal amount of notes for each trading day of that Measurement Period was less than 98% of the product of the last reported sale price of the common stock and the applicable conversion rate on each such trading day; or (iii) upon the occurrence of specified corporate events, as more fully described in the Convertible Notes indenture. The conversion rate will initially be 19.891 shares of common stock per $1,000 principal amount of Convertible Notes (equivalent to an initial conversion price of approximately $50.27 per share of common stock). The conversion rate may be adjusted for anti-dilution provisions and the conversion price may be decreased by the Board of Directors to the extent permitted by law and listing requirements.

The Convertible Notes can be settled in common stock, cash, or a combination of common stock and cash. Upon conversion, the Company will satisfy its conversion obligations by delivering, at its election, shares of common stock (plus cash in lieu of fractional shares), cash, or any combination of cash and shares of common stock. If the Company elects to settle in cash or a combination of cash and shares, the amounts due upon conversion will be based on a daily conversion value calculated on a proportionate basis for each trading day in a 40 trading-day observation period. If a holder converts its Convertible Notes on or after April 15, 2014, and the Company elects physical settlement as described above, the holder will not receive the shares of common stock into which the Convertible Notes are convertible until after the expiration of the observation period described above, even though the number of shares the holder will receive upon settlement will not change. It is our policy to settle the principal and accrued interest on the Convertible Notes with cash. Subject to certain exceptions, holders may require the Company to repurchase, for cash, all or part of the Convertible Notes at a price equal to 100% of the principal amount of the Convertible Notes being repurchased plus any accrued and unpaid interest.

When the above described circumstances occur and the Convertible Notes are eligible for conversion prior to April 15, 2014 at the option of the Holders, we reclassify: (i) the portion of the Convertible Notes attributable to the conversion feature, which have not yet been accreted to its face value, from Additional paid in capital to Convertible debt, and (ii) the carrying value of the Convertible Notes from Long-term debt to Notes payable and current maturities of long-term debt on our Consolidated Balance Sheets as of that period end. In addition, in cases where holders decide to convert prior to the maturity date, the Company immediately writes off the proportionate amount of remaining debt issue costs. If in subsequent periods these circumstances do not occur and the Convertible Notes are not eligible for early conversion, the portion of the Convertible Notes attributable to the conversion feature are reclassified to Long-term debt and Additional paid in capital, respectively, on our Consolidated Balance Sheet. As the determination of whether the Holders may convert the Convertible Notes early is performed on a quarterly basis, the Convertible Notes may or may not meet the contingent conversion thresholds and therefore may be reclassified in future periods. Based upon the closing price of our common stock for the prescribed measurement period during the three months ended April 30, 2011, the contingent conversion threshold on the Convertible Notes was exceeded. As a result, the Convertible Notes were convertible at the option of any holder that provided a valid conversion notice prior to July 31, 2011. We received conversion notices from holders of an immaterial amount of the Convertible Notes during the conversion period. Based upon the closing price of our common stock for the prescribed measurement periods during subsequent periods, the contingent conversion thresholds on the Convertible Notes were not exceeded.

In connection with the sale of the Convertible Notes, the Company purchased call options for $125 million. The call options cover 11,337,870 shares of common stock, subject to adjustments, at an exercise price of $50.27. The call options are intended to minimize share dilution associated with the Convertible Notes. In addition, in connection with the sale of the Convertible Notes, the Company also entered into separate warrant transactions whereby, the Company sold warrants for $87 million to purchase in the aggregate 11,337,870 shares of common stock, subject to adjustments, at an exercise price of $60.14 per share of common stock. As the call options and warrants are indexed to our common stock, we recognized them in permanent equity in Additional paid in capital, and will not recognize subsequent changes in fair value as long as the instruments remain classified as equity. As a result of the conversion notices received prior to July 31, 2011, an immaterial number of call options were exercised by the Company to match the number of shares covered by the conversion notices received. The number of warrants outstanding remains unchanged as none were exercised.

Debt of Majority-owned Dealerships

Our majority-owned dealerships incur debt to finance their inventories, property, and equipment. The various dealership debt instruments have interest rates that range from 4.9% to 6.8% and maturities that extend to 2017.

Financing Arrangements and Capital Lease Obligations

Included in our financing arrangements and capital lease obligations are financing arrangements of $79 million and $113 million as of October 31, 2012 and 2011, respectively. These arrangements involve the sale and leaseback of manufacturing equipment considered integral equipment. Accordingly, these arrangements are accounted for as financings. The two remaining arrangements outstanding at October 31, 2012 had outstanding balances of $37 million and $42 million and mature in May of 2014 and March of 2013, respectively. In addition, the amount of financing arrangements and capital lease obligations include $4 million and $5 million of capital leases for real estate and equipment as of October 31, 2012 and October 31, 2011, respectively.

In January 2012, the Company began leasing an existing manufacturing facility in Cherokee, Alabama and purchased certain machinery and equipment within that facility. In relation to the machinery and equipment, the Company entered into a $40 million promissory note with the lessor. This amount is payable in monthly installments over a ten-year term, in conjunction with the lease of the facility. The Company recorded the machinery and equipment, and the associated liability, at the relative fair value of $58 million.

Loan Agreement related to the Tax Exempt Bonds

In October 2010, we benefited from the issuance of certain tax-exempt bond financings, of which: (i) the Illinois Finance Authority issued and sold $135 million aggregate principal amount of Recovery Zone Facility Revenue Bonds due October 15, 2040, and (ii) The County of Cook, Illinois issued and sold $90 million aggregate principal amount of Recovery Zone Facility Revenue Bonds also due October 15, 2040 (collectively the “Tax Exempt Bonds”). The Tax Exempt Bonds were issued pursuant to separate, but substantially identical, indentures of trust dated as of October 1, 2010. The proceeds of the Tax Exempt Bonds were loaned by each issuer to the Company pursuant to separate, but substantially identical, loan agreements dated as of October 1, 2010. The proceeds from the issuance of the Tax Exempt Bonds are restricted, and must be used substantially for capital expenditures related to financing the relocation of the Company’s headquarters, the expansion of an existing warehouse facility, and the development of certain industrial and testing facilities, together with related improvements and equipment (the “Projects”). The payment of principal and interest on the Tax Exempt Bonds are guaranteed under separate, but substantially identical, bond guarantees issued by Navistar, Inc. The Tax Exempt Bonds are special, limited obligations of each issuer, payable out of the revenues and income derived under the related loan agreements and related guarantees. The Tax Exempt Bonds bear interest at the fixed rate of 6.5% per annum, payable each April 15 and October 15, commencing April 15, 2011. Beginning on October 15, 2020, the Tax Exempt Bonds are subject to optional redemption at the direction of the Company, in whole or in part, at the redemption price equal to 100% of the principal amount thereof, plus accrued interest, if any, to the redemption date. The funds received from the issuance of the Tax Exempt Bonds were deposited directly into trust accounts by the bonding authority at the time of issuance, and will be remitted to the Company on a reimbursement basis as we make qualified capital expenditures related to the Projects. As the Company does not have the ability to use these funds for general operating purposes, they are classified as Other noncurrent assets in our Consolidated Balance Sheets. In addition, as the Company did not receive cash proceeds upon the closing of the Tax Exempt Bonds, there was no impact on the Consolidated Statement of Cash Flows for the year ended October 31, 2010. As the Company makes qualifying capital expenditures and is reimbursed by the Trust, the Company reports the corresponding amounts as capital expenditures and proceeds from issuance of debt within the Consolidated Statement of Cash Flows. In November 2010, we finalized the purchase of the property and buildings that we developed into our new world headquarters site. As of October 31, 2012, reimbursement was received for $170 million of the $225 million under the Tax Exempt Bonds.

Promissory Note

In September 2011, Navistar, Inc. entered into a $40 million floating rate promissory note with Caterpillar (the “Promissory Note”), under which the principal amount will be repaid over a 4 year term in 16 quarterly installments. The floating interest rate for the Promissory Note will be computed based on LIBOR plus 2.75% over the term of the note.

Amended and Restated Asset-Based Credit Facility

In October 2011, Navistar, Inc. and various other U.S. subsidiaries signed a definitive loan agreement relating to the Asset-Based Credit Facility, containing an aggregate principal amount of $355 million. In November 2011, the Company borrowed $100 million under the Asset-Based Credit Facility and, in June 2012, borrowed an additional $138 million. In August 2012, we used a portion of the proceeds from the Term Loan Credit Facility to repay all borrowings under the Asset-Based Credit Facility and Navistar, Inc. entered into an amended and restated asset-based credit agreement in an aggregate principal amount of $175 million (the “Amended and Restated Asset-Based Credit Facility”) providing for a term of up to four years and nine months. Following the amendment and restatement of the Asset-Based Credit Facility, each of the subsidiaries was released from its obligations under the Asset-Based Credit Facility. The Amended Asset-Based Credit Facility is secured by a first priority security interest in Navistar, Inc.’s aftermarket parts inventory that is stored at certain parts distribution centers, storage facilities and third-party processor or logistics provider locations. The Amended Asset-Based Credit Facility contains customary provisions for financings of this type, including, without limitation, representations and warranties, affirmative and negative covenants and events of default. All borrowings under the Amended Asset-Based Credit Facility accrue interest at a rate equal to a base rate or an adjusted LIBOR rate plus a spread. The spread, which will be based on an availability-based measure, ranges from 175 basis points to 225 basis points for Base Rate borrowings and 275 basis points to 325 basis points for LIBOR borrowings. The initial LIBOR spread is 275 basis points. As of October 31, 2012, we had no borrowings under the Amended Asset-Based Credit Facility.

Financial Services Operations

Asset-backed Debt

In June 2012, NFC’s wholly-owned subsidiary Navistar Financial Retail Receivables Corporation (“NFRRC”) issued $502 million of borrowings secured by retail asset-backed securities that matures in January 2019. Proceeds were used to settle the borrowings secured by retail asset-backed securities of $372 million issued in May 2012, and to settle a portion of NFC’s bank credit facility revolving line of credit. The retail asset-backed securities issued in May 2012 were used to settle all other outstanding retail securitizations under NFRRC.

TRAC, our consolidated SPE, utilizes a $125 million funding facility arrangement that provided for the funding of eligible retail accounts receivables. Subsequent to the adoption of new accounting guidance on accounting for transfers of financial assets, transfers of finance receivables from our Financial Services segment to the TRAC funding facility completed prior to November 1, 2010 retained their sale accounting treatment while transfers of finance receivables subsequent to November 1, 2010 no longer receive sale accounting treatment. Accordingly, borrowings secured by the transferred receivables are included in Notes payable and current maturities of long-term debt within our Consolidated Balance Sheets as of October 31, 2012. In March 2012, the funding facility was renewed through March 2013 and increased from $100 million.

Effective July 31, 2010, the terms of the wholesale trust agreement were amended to allow NFC, as transferor, an element of control over the transferred receivables and control over eligibility of receivables available for transfer. This amendment disqualifies the Master Trust as a QSPE and therefore disqualifies transfers of receivables to the Master Trust from sale accounting treatment. In July 2012, NFC extended the maturity date of its $500 million dealer floor plan VFN facility from July 2012 to October 2012. In August 2012, the VFN facility was renewed for $750 million with a maturity date of August 2013.

The majority of asset-backed debt is issued by consolidated SPEs and is payable out of collections on the finance receivables sold to the SPEs. This debt is the legal obligation of the SPEs and not NFC. The balance outstanding was $1.1 billion and $1.7 billion as of October 31, 2012 and 2011, respectively. The carrying amount of the retail notes, wholesale notes, and finance leases used as collateral was $1.3 billion and $1.9 billion as of October 31, 2012 and 2011, respectively.

Bank Revolvers and Commercial Paper

In December 2011, NFC refinanced its 2009 bank credit facility with a 5-year $840 million facility consisting of a $340 million term loan and a $500 million revolving line of credit, of which our Mexican finance subsidiary may borrow up to $200 million. The new facility is subject to customary operational and financial covenants. Quarterly principal payments on the term portion are $4 million for the first eight quarters and $9 million for the next eleven quarters, with the balance due at maturity.

We borrow funds denominated in U.S. dollars and Mexican pesos to be used for investment in our Mexican financial services operations. As of October 31, 2012, borrowings outstanding under these arrangements were $414 million, of which 20% is denominated in dollars and 80% in pesos. As of October 31, 2011, borrowings outstanding under these arrangements were $348 million, of which 21% is denominated in dollars and 79% in pesos. The interest rates on the dollar-denominated debt are at a negotiated fixed rate or at a variable rate based on LIBOR, and the interest rates on peso-denominated debt are based on the Interbank Interest Equilibrium Rate. As of October 31, 2012 and 2011, these borrowings included commercial paper of $31 million and $70 million, respectively. The remaining borrowings are effectively secured by the Mexican finance receivables.

In August 2012, our Mexican financial services affiliate Navistar Financial, S.A. de C.V., SOFOM, E.N.R., signed an agreement for a five-year, $95 million funding facility, which will be used to support trade receivables for the sale of our trucks and buses manufactured in Mexico and exported to Colombian dealers.

Borrowings Secured by Operating and Finance Leases

NFC enters into secured borrowing agreements involving vehicles subject to operating and finance leases with retail customers. The balances are classified under financial services operations debt as borrowings secured by leases. In connection with the securitizations and secured borrowing agreements of certain of its leasing portfolio assets, NFC and its subsidiary, Navistar Leasing Services Corporation (“NLSC”), have established Navistar Leasing Company (“NLC”), a Delaware business trust. NLC holds legal title to leased vehicles and is the lessor on substantially all leases originated by NFC. NLSC owns beneficial interests in the titles held by NLC and has transferred other beneficial interests issued by NLC to purchasers under secured borrowing agreements and securitizations. Neither the beneficial interests held by purchasers under secured borrowing agreements or the assets represented thereby, nor legal interest in any assets of NLC, are available to NLSC, NFC, or its creditors. The balance of the secured borrowings issued by NLC totaled $4 million and $6 million as of October 31, 2012 and 2011, respectively.

International Truck Leasing Corporation (“ITLC”), a special purpose, wholly-owned subsidiary of NFC, provides NFC with another entity to obtain borrowings secured by leases. The balances are classified under financial services operations debt as borrowings secured by leases. ITLC’s assets are available to satisfy its creditors’ claims prior to such assets becoming available for ITLC’s use or to NFC or affiliated companies. The balance of these secured borrowings issued by ITLC totaled $74 million and $64 million as of October 31, 2012 and 2011, respectively. The carrying amount of the finance and operating leases used as collateral was $86 million and $70 million as of October 31, 2012 and 2011, respectively. ITLC does not have any unsecured debt.

Future Maturities

The aggregate contractual annual maturities for debt as of October 31, 2012, are as follows:

(in millions)	Manufacturing Operations	Financial Services Operations	Total
2013	$176	$1,033	$1,209
2014	1,609	152	1,761
2015	26	277	303
2016	11	79	90
2017	10	253	263
Thereafter	1,160	72	1,232

Total debt, including unamortized discount	2,992	1,866	4,858
Less: Unamortized discount	87	—	87

Net debt	$2,905	$1,866	$4,771

Debt and Lease Covenants

We have certain public and private debt agreements, including the indenture for our Senior Notes, the loan agreements for the Tax Exempt Bonds, the Term Loan Credit Facility, and the Amended and Restated Asset-Based Credit Facility, which limit our ability to incur additional indebtedness, pay dividends, buy back our stock, and take other actions. The terms of our Convertible Notes do not contain covenants that could limit the amount of debt we may issue, or restrict us from paying dividends or repurchasing our other securities. However, the Convertible Notes indenture defines circumstances under which the Company would be required to repurchase the Convertible Notes and includes limitations on consolidation, merger, and sale of the Company’s assets. As of October 31, 2012, we were in compliance with these covenants.

We are also required under certain agreements with public and private lenders of NFC to ensure that NFC and its subsidiaries maintain their income before interest expense and income taxes at not less than 125% of their total interest expense. Under these agreements, if NFC’s consolidated income, including capital contributions made by NIC or Navistar, Inc., before interest expense and income taxes is less than 125% of its interest expense (“fixed charge coverage ratio”), NIC or Navistar, Inc. must make payments to NFC to achieve the required ratio. During the years ended October 31, 2012, 2011, and 2010, no such payments were made.

Our Mexican financial services operations also have debt covenants, which require the maintenance of certain financial ratios. As of October 31, 2012, we were in compliance with those covenants.